UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

Fellows Energy Ltd.
(Exact name of registrant as specified in its charter)

                                                                                      Nevada                                      000-33321                                    33-0967648
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(State or other jurisdiction          (Commission File Number)              (IRS Employer
                of incorporation)                                                                               Identification No.)

1369 Forest Park Cir. Suite #202, Lafayette, CO 80026
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (303) 926-4415

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

 Convertible debentures issues to Crescent International, Ltd (“Crescent”) on June 17, 2005 and September 21, 2005, in the aggregate amount of $750,000 have been  fully redeemed as of the date of this report.  In addition, prior to the date of this report, debentures in the face amount of $714,500, issued on February 15, 2007 to Palisades Master Fund, L.P. (“Palisades”) have been paid in full and fully redeemed.

As previously reported on Form 8-K filed on February 21, 2007and on Form 10-QSB for the quarter ended June 30, 2007 filed on August 21, 2007, the Company entered into a transaction on February 15, 2007 for additional financing of $714,500 (the “New Debentures”) and for the restructuring (“Restructuring”) of its June, 2005 convertible debentures with Crescent, International Ltd. (“Crescent”) and Palisades Master Fund, L.P. (“Palisades”) (the “ Crescent June 2005 Convertible Debentures” and the “Palisades June 2005 Convertible Debentures”, respectively) and its September, 2005 convertible debentures with Crescent and Palisades (the “Crescent September 2005 Convertible Debentures” and the “Palisades September 2005 Convertible Debentures”, respectively) (collectively, the “2005 Convertible Debentures”).

Following the sale of the Company’s interest in the Carbon County project as announced in its report in Form 8-K filed on August 13, 2007, the Company paid in full the obligations in connection with the New Debentures, and the same have been redeemed.  The Company also paid down additional amounts aggregating $935,500 on the 2005 Convertible Debentures.

 In addition, in connection with subsequent efforts of the Company to obtain additional joint venture financing, the Company negotiated for the payment of $98,000 in return for cancellation and redemption at a discount of the balance owing on the Crescent June 2005 Convertible Debentures and the Crescent September 2005 Convertible Debentures, and both of such debentures have been redeemed as of the date of this report, resulting in a gain of $98,000 from the discounted repayment of such debt.

Item 2.04 Triggering Events That Accelerate of Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

 As a part of the transactions involved in the Restructuring, Palisades agreed to amend the 2005 Convertible Debentures to remove the monthly liquidation provision, making the 2005 Convertible Debentures due and payable at maturity, and to amend the fixed conversion price to $0.1375 (“New Fixed Conversion Price”).  Palisades was issued 5,454,546 shares as a forbearance fee, in addition to shares of stock issued for previous monthly redemption amounts, the exercise of warrants, and commitment fees.

The Restructuring also called for the Company to file a registration statement to register the shares issued to Palisades that were not previously registered in connection with the original issuance of the 2005 Convertible Debentures, and to seek shareholder approval for an increase in the number of authorized shares of the Company in order to provide sufficient shares for the conversion of the outstanding balance of the 2005 Convertible Debentures at the New Fixed Conversion Price.   The Company would also file a registration statement in connection with shares that would be issuable upon such conversion.

Rather than file a first registration statement (during the period that the proxy statement was pending for the shareholder vote to increase the authorized shares) to register the shares issued as a part of the Restructuring, and thereafter file a second registration statement for the shares to be issued in the future (in the event of shareholder approval) upon the conversion of the outstanding balance of the 2005 Convertible Debentures at the New Fixed Conversion Price, the Company determined to await the outcome of the shareholder meeting and file one sole registration statement covering all of such shares.  This determination was also during such time that the Company and Palisades were negotiating for the payment of amounts from the sale of the Carbon County project interests toward the 2005 Convertible Debentures and the redemption in full of the Crescent June 2005 Convertible Debentures and the Crescent September 2005 Convertible Debentures.  Although the Restructuring called for the Company to file a registration statement for the shares issued under the Restructuring prior to the time frame in which the convening of a shareholder meeting was  possible, the parties anticipated that the sale of the Carbon County project interests would be consummated earlier than it eventually was, and that shareholder approval would be obtained for the increase in authorized shares to provide for the conversion of the outstanding balance, which, in turn, would provide for a more orderly registration process.

The sale of the Carbon County project interests was delayed and finally was consummated in August, at which time the Company paid the New Debentures in full (pursuant to discussions with Palisades) prior to their maturity, rather than pay such amounts, in addition to other amounts that were being paid, toward the 2005 Convertible Debentures.

Though the sale of the Carbon County project interests was completed, and in spite of three adjournments of the shareholder meeting (and an overwhelming majority of shares voted being in favor of an increase in authorized shares), a sufficient number of votes to approve the increase of authorized shares was not received, and the proposed increase fell away unapproved as of August 26, 2007.  The Company has engaged in continuing discussions with Palisades since that time to work out an approach toward the payment of the balance owing on the 2005 Convertible Debentures through joint venture financing or other means.

Following the sale of the Company’s interest in the Carbon County project as announced in its report in Form 8-K filed on August 13, 2007, the Company paid in full the obligations in connection with the New Debentures, and the same have been redeemed.  The Company also paid down additional amounts on the 2005 Convertible Debentures.  In addition, in connection with subsequent efforts of the Company to obtain additional joint venture financing, the Company negotiated for the payment in full at a discount of the balance owing on the Crescent June 2005 Convertible Debentures and the Crescent September 2005 Convertible Debentures, and both of such debentures have been redeemed as of the date of this report.

Notwithstanding the reductions in the amounts outstanding under the 2005 Convertible Debentures and the redemptions of the 2005 Convertible Debentures held by Crescent, the Company has not filed a registration statement, as mentioned above, in the time frame called for under the Restructuring.  As a consequence, the Company is taking the position that the entire balance of the Palisades June 2005 Convertible Debentures that matured September 17, 2007 and the entire balance of the Palisades September 2005 Convertible Debentures otherwise maturing December 21, 2007, are immediately due and payable, and has categorized both such amounts in its balance sheet as current liabilities.  The Company also notes that some of its disclosures beginning as early as the Report on Form 10-QSB for the period ending December 31, 2005, and including a number of quarterly reports and reports on Form 8-K filed since such time as well as the proxy statement filed in connection with the shareholder meeting referenced above, have inadvertently referenced the maturity dates of such convertible debentures improperly as September 17, 2008 and December 21, 2008, respectively, rather than the corresponding dates in 2007.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	First Amendment and Waiver Agreement, dated as of February 15, 2007, by and between Fellows Energy Ltd. and Palisades Master Fund, L.P. incorporated herein by reference.

4.2	First Amendment and Waiver Agreement, dated as of February 15, 2007, by and between Fellows Energy Ltd. and Crescent International Ltd. incorporated herein by reference.

4.3	Securities Purchase Agreement by and between Fellows Energy Ltd. and Palisades Master Fund, L.P. incorporated herein by reference.

4.4	Debenture issued to Palisades Master Fund, L.P. incorporated herein by reference.

4.5	Registration Rights Agreement by and between Fellows Energy Ltd. and Palisades Master Fund, L.P. incorporated herein by reference.

4.6	Security Agreement by and among Fellows Energy Ltd., Palisades Master Fund, L.P. and Crescent International Ltd. incorporated herein by reference.

10.1	Settlement Agreement, dated as of February 15, 2007, by and between Fellows Energy Ltd. and JGB Capital, L.P. incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                     Fellows Energy Ltd.

Date: November 16, 2007                                                                      By: /s/ George S. Young
                                                                          George S. Young
                                                                   Chief Executive Officer